                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Gregg A. Waldon, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Stellent, Inc., a Minnesota Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, , that, to my knowledge:

     (1)the Annual Report on Form 10-K of the Company for the fiscal period ended March 31, 2003 (the "Report") fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

     Dated: June 30, 2003

                                                /s/ Gregg A. Waldon
                                                    ---------------
                                                    Gregg A. Waldon
                                       Executive Vice President, Chief Financial
                                           Officer, Secretary and Treasurer